UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 29, 2016

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0- 398 (Commission File Number)	56- 0292920 (IRS Employer Identification No.)
13515 Ballantyne Corporate Place Charlotte, North Carolina 28277 (Address of Principal Executive Offices) Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8- K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 29, 2016, Snyder’s-Lance, Inc. (“Snyder’s-Lance” or the ”Company”) completed its previously announced acquisition of Diamond Foods, Inc. (“Diamond”).

The acquisition was completed pursuant to the Agreement and Plan of Merger and Reorganization, dated October 27, 2015, (the “Merger Agreement”), by and among Diamond, Snyder’s-Lance, Shark Acquisition Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Snyder’s-Lance (“Merger Sub I”) and Shark Acquisition Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Snyder’s-Lance (“Merger Sub II”), whereby Merger Sub I merged with and into Diamond (the “First Merger”), with Diamond surviving the First Merger as a wholly-owned subsidiary of Snyder’s-Lance and then such surviving entity merged with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Merger”), with Merger Sub II surviving the Second Merger as a wholly-owned subsidiary of Snyder’s-Lance. Pursuant to the terms of the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), each share of the common stock of Diamond, par value $0.001 per share (the “Diamond Common Stock”), was converted into the right to receive (a) an amount of cash equal to $12.50 and (b) 0.775 shares of the common stock, par value $0.83-1/3 per share, of Snyder’s-Lance (the “Snyder’s-Lance Common Stock”), with cash paid in lieu of fractional shares. Generally, outstanding Diamond stock options and other equity awards (other than those held by non-employee directors) were assumed by Snyder’s-Lance, and became options to purchase, or an award for, a number of shares of the Snyder’s-Lance Common Stock determined by multiplying the number of shares of Diamond Common Stock that were subject to such option or award by approximately 1.13575 and rounding the resulting number down to the nearest integer, with the per-share exercise price of the option determined by dividing the per-share exercise price of the option immediately before the First Merger by 1.13575 and rounding the resulting exercise price up to the nearest whole cent, provided, however, that the resulting option or other equity award remains subject to the same vesting schedule or conditions and the same restrictions on exercisability as would have applied to such option or other equity award if not for the Merger.

The description of the Merger Agreement and the related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2015 and incorporated herein by reference.

A copy of the press release issued by Snyder’s-Lance announcing completion of the Merger, dated February 29, 2016, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On February 29, 2016, Snyder’s-Lance issued a press release with respect to its financial results for the fourth quarter and year ended January 2, 2016. A copy of the press release is being

2

furnished as Exhibit 99.2 hereto. The press release contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially.

The exhibit attached hereto also presents measures not derived in accordance with generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP financial measures provide useful information to investors as the measures emphasize core on-going operations and are helpful in comparing past and present operating results. The Company uses these measures to evaluate past performance and prospects for future performance. The presentation of non-GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

The information furnished under this Item 2.02 and in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in a filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on December 17, 2015, on December 16, 2015, the Company entered into a Credit Agreement (the “New Credit Agreement”) with the lenders party thereto (the “Term Lenders”) and Bank of America, N.A., as administrative agent. Under the New Credit Agreement, the Term Lenders have committed to provide, subject to certain conditions, (i) senior unsecured term loans in an original aggregate principal amount of $830 million and maturing five years after the funding date thereunder (the “Five Year Term Loans”) and (ii) senior unsecured term loans in an original aggregate principal amount of $300 million and maturing ten years after the funding date thereunder (the “Ten Year Term Loans”). The proceeds of borrowings under the New Credit Agreement are to be used to finance, in part, the cash component of the Merger consideration, to repay indebtedness of Diamond and, if necessary, the Company, and to pay certain fees and expenses incurred in connection with the Merger.

On February 29, 2016, the funding of the loans under the New Credit Agreement occurred.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement and effective immediately following the completion of the Merger, Brian J. Driscoll was appointed to the Board of Directors of the Company.

Certain information regarding transactions between Diamond and Mr. Driscoll required by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1933, as amended (the “Exchange Act”), as well as regarding material arrangements with Mr. Driscoll, was previously reported in the definitive joint proxy statement/prospectus filed by Snyder’s-Lance with the

3

Securities and Exchange Commission on January 28, 2016 (the “Proxy Statement”) under the caption “Interests of Certain Persons in the Proposed Merger.”

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Historical financial statements of Diamond were previously reported in the Proxy Statement and are not required herein pursuant to General Instruction B.3. of Form 8-K.

(b) Pro Forma Financial Information

Preliminary unaudited pro forma financial information for the Merger was previously reported in the Proxy Statement and is not required herein pursuant to General Instruction B.3. of Form 8-K.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release regarding closing of Merger dated February 29, 2016, filed herewith

99.2	Press release regarding earnings dated February 29, 2016, filed herewith

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S-LANCE, INC.
(Registrant)

Date: February 29, 2016

By: /s/ Rick D. Puckett

Rick D. Puckett

Executive Vice President, Chief Financial Officer

and Chief Administrative Officer

5